February 22, 2019

BNY MELLON FUNDS TRUST
BNY Mellon Income Stock Fund

Supplement to Current Prospectus

Effective March 1, 2019, the following information supplements and supersedes and replaces any contrary information contained in the section of the fund's Prospectus entitled
"Shareholder Guide—Choosing a Share Class—Sales Charge Reductions and Waivers" and "—Additional Information About CDSCs":

Front-end sales charge reductions on Class A shares purchased through Raymond James & Associates, Inc., Raymond James Financial Services or Raymond James affiliates (Raymond James)

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account will be eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in the fund's prospectus or SAI.  Such shareholders can reduce their initial sales charge in the following ways:

•                Transaction size breakpoints, as described in the fund's prospectus.

•                Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund's prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the Dreyfus Family of Funds held in accounts of the purchaser and the purchaser's household members at Raymond James.  Shares of funds in the Dreyfus Family of Funds not held in accounts of the purchaser's household members at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Front-end sales charge waivers on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account will be eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund's prospectus or the SAI.  Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

  Shares purchased through a Raymond James investment advisory program
  Shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the Dreyfus Family of Funds)
  Shares purchased by employees and registered representatives of Raymond James and their family members as designated by Raymond James
  Shares purchased from the proceeds of redemptions of shares of a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)
  Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Raymond James' share class conversion policies and procedures

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CDSC waivers on Class A and C shares purchased through Raymond James

Fund shares purchased through a Raymond James platform or account will be eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund's prospectus or SAI:

•       Redemptions made within one year of death or disability of the shareholder

•       Redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

•       Redemptions made in connection with a return of excess contributions from an IRA account

•       Redemptions due to receiving applicable required minimum distributions from retirement accounts and IRAs (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

•       Redemptions made to pay Raymond James fees, but only if the redemption is initiated by Raymond James

•       Shares acquired through a Right of Reinstatement (as defined above)

•       Exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

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